                           FORM OF MONTHLY STATEMENT

                 GreenTree Floorplan Receivables Master Trust
                                 Series 1995-1

     Pursuant to the Pooling and Servicing Agreement dated as of December 1, 1995 (hereinafter as such agreement may have been or may be from time to time amended or otherwise modified, the "Pooling and Servicing Agreement"), among Green Tree Financial Corporation as servicer (the "Servicer"), Green Tree Floorplan Funding Corp. as transferor (the "Transferor"), and Norwest Bank Minnesota as trustee (the "Trustee"), as supplemented by the Series 1995-1 Supplement dated as of December 14, 1995 (the Supplement") among the Servicer, the Transferor and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1995-1 Certificateholders and the performance of the Green Tree Floorplan Receivables Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the performance of the Trust during the month of August 1998 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

A)   Information regarding distribution in respect of the Class A
     Certificates per $1,000 original certificate principal amount

     (1) The total amount of the distribution in respect of Class A
     Certificates, per $1,000 original certificate principal amount              1,005.20
                                                                            -------------

     (2) The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class A Certificates, per $1,000 original
     certificate principal amount                                                    5.20
                                                                            -------------

     (3) The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class A Certificates, per $1,000 original
     certificate principal amount                                                1,000.00
                                                                            -------------

B)   Class A Investor Charge Offs and Reimbursement of Charge Offs

     (1) The amount of Class A Investor Charge Offs                                  0.00
                                                                            -------------

     (2) The amount of Class A Investor Charge Offs set forth in paragraph 1
     above, per $1,000 original certificate principal amount                         0.00
                                                                            -------------

     (3) The total amount reimbursed in respect of Class A Investor Charge
     Offs                                                                            0.00
                                                                            -------------

     (4) The amount set forth in paragraph 3 above, per $1,000 original
     certificate principal amount                                                    0.00
                                                                            -------------

     (5) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount after
     giving effect to all transactions on such Distribution Date                     0.00
                                                                            -------------

C)   Information regarding distributions in respect of the Class B
     Certificates, per $1,000 original certificate principal amount

     (1) The total amount of the distribution in respect of Class B
     Certificates, per $1,000 original certificate principal amount              1,005.34
                                                                            -------------

     (2) The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class B Certificates, per $1,000 original
     certificate principal amount                                                    5.34
                                                                            -------------

     (3) The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class B Certificates, per $1,000 original
     certificate principal amount                                                1,000.00
                                                                            -------------

D)   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
     (d), and (e) of the definition of Class B Invested Amount

     (1) The amount of reductions in Class B Invested Amount pursuant to
     clauses (c), (d), and (e) of the definition of Class B Invested Amount          0.00
                                                                            -------------

     (2) The amount of reductions in the Class B Invested Amount set forth
     in paragraph 1 above, per $1,000 original certificate principal amount          0.00
                                                                            -------------

     (3) The total amount reimbursed in respect of such reductions in the
     Class B Invested Amount                                                         0.00
                                                                            -------------

     (4) The amount set forth in paragraph 3 above, per $1,000 original
     certificate principal amount                                                    0.00
                                                                            -------------

     (5) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount after
     giving effect to all transactions on such Distribution Date                     0.00
                                                                            -------------


              Green Tree Financial Corporation, as Servicer

              By: /s/ Phyllis A. Knight
                 -------------------------------
                 Name: Phyllis A. Knight
                 Title: Sr. Vice President and Treasurer

RECEIVABLES  ---

Beginning of the Month Principal Receivables:                  1,514,756,420.58
                                                               ----------------
Removed Principal Receivables:                                             0.00
                                                               ----------------
Additional Principal Receivables:                                 73,036,016.60
                                                               ----------------
End of the Month Principal Receivables:                        1,594,349,661.85
                                                               ----------------
End of the Month Total Receivables:                            1,594,349,661.85
                                                               ----------------

Excess Funding Account Balance                                            $0.00
                                                               ----------------
Aggregate Invested Amount (all Master Trust Series)              993,000,000.00
                                                               ----------------

End of the Month Transferor Amount                               504,749,376.77
                                                               ----------------

DELINQUENCIES AND LOSSES ---
                                                            RECEIVABLES
End of the Month Delinquencies:
   30-60 Days Delinquent                                           1,343,754.45
                                                               ----------------
   61-90 Days Delinquent                                             809,697.70
                                                               ----------------
   90+ Days Delinquent                                               662,872.99
                                                               ----------------

   Total 30+ Days Delinquent                                       2,816,325.14
                                                               ----------------

Defaulted Accounts During the Month                                  190,614.71
                                                               ----------------

INVESTED AMOUNTS ---

Class A Initial Invested Amount              409,400,000.00
                                             --------------
Class B Initial Invested Amount               18,400,000.00
                                             --------------
Class C Initial Invested Amount                6,900,000.00
                                             --------------
Class D Initial Invested Amount               25,300,000.00
                                             --------------
INITIAL INVESTED AMOUNT                                          460,000,000.00
                                                               ----------------

Class A Invested Amount                                0.00
                                             --------------
Class B Invested Amount                                0.00
                                             --------------
Class C Invested Amount                                0.00
                                             --------------
Class D Invested Amount                                0.00
                                             --------------
INVESTED AMOUNT                                                            0.00
                                                               ----------------

Class A Adjusted Invested Amount                       0.00
                                             --------------
Class B Adjusted Invested Amount                       0.00
                                             --------------
Class C Invested Amount                                0.00
                                             --------------
Class D Invested Amount                                0.00
                                             --------------
ADJUSTED INVESTED AMOUNT                                                   0.00
                                                               ----------------

MONTHLY SERVICING FEE                                                794,583.87
                                                               ----------------

INVESTOR DEFAULT AMOUNT                                               56,642.05
                                                               ----------------

SERIES 1995-1 INFORMATION


SERIES 1995-1 ALLOCATION PERCENTAGE                                       31.66%
                                                               ----------------
SERIES 1995-1 ALLOCABLE FINANCE CHARGE                             4,660,086.91
                                                               ----------------
SERIES 1995-1 UNREIMBURSED CHARGE-OFFS                                     0.00
                                                               ----------------
SERIES 1995-1 ALLOCABLE DEFAULTED AMOUNT                              60,346.02
                                                               ----------------
SERIES 1995-1 MONTHLY FEES                                           794,583.87
                                                               ----------------
SERIES 1995-1 ALLOCABLE PRINCIPAL COLLECTIONS                    133,160,041.08
                                                               ----------------

SERIES 1995-1 REQUIRED TRANSFEROR AMOUNT                          19,070,012.92
                                                               ----------------
FLOATING ALLOCATION PERCENTAGE                                            31.47%
                                                               ----------------

INVESTOR FINANCE CHARGE COLLECTIONS                                4,413,123.01
                                                               ----------------
INVESTOR DEFAULT AMOUNT                                               56,642.05
                                                               ----------------
PRINCIPAL ALLOCATION PERCENTAGE                                           31.47%
                                                               ----------------
AVAILABLE PRINCIPAL COLLECTIONS                                  126,382,120.00
                                                               ----------------

CLASS A FLOATING ALLOCATION                                               27.03%
CLASS A REQUIRED AMOUNT                                                    0.00
                                                               ----------------

CLASS B FLOATING ALLOCATION                                                1.21%
CLASS B REQUIRED AMOUNT                                                    0.00
                                                               ----------------

CLASS C FLOATING ALLOCATION                                                0.46%
CLASS D FLOATING ALLOCATION                                                2.78%


TOTAL EXCESS SPREAD                                                2,120,166.31
                                                               ----------------

YIELD AND BASE RATE---

Base Rate (Current Month)                                 7.45%
                                                         -----
Base Rate (Prior Month)                                   7.45%
                                                         -----
Base Rate (Two Months Ago)                                7.45%
                                                         -----
THREE MONTH AVERAGE BASE RATE                                              7.45%
                                                               ----------------

Series Adjusted Portfolio Yield (Current Month)          10.97%
                                                         -----
Series Adjusted Portfolio Yield (Prior Month)            10.14%
                                                         -----
Series Adjusted Portfolio Yield (Two Months Ago)         10.49%
                                                         -----
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                             10.53%
YIELD                                                           ---------------


PRINCIPAL COLLECTIONS---


CLASS A PRINCIPAL PERCENTAGE                                              27.03%
                                                               ----------------
   Class A Principal Collections                108,528,169.63
                                                --------------

CLASS B PRINCIPAL PERCENTAGE                                               1.21%
   Class B Principal Collections                  4,877,670.55
                                                --------------

CLASS C PRINCIPAL PERCENTAGE                                               0.46%
   Class C Principal Collections                  1,829,126.45
                                                --------------

CLASS D PRINCIPAL PERCENTAGE                                               2.78%
   Class D Principal Collections                 11,147,153.38
                                                --------------

AVAILABLE PRINCIPAL COLLECTIONS                 126,382,120.00
                                                --------------

REALLOCATED PRINCIPAL COLLECTIONS                                         $0.00
                                                               ----------------

SERIES 1995-1 PRINCIPAL SHORTFALL                                         $0.00
                                                               ----------------

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER               $296,598,304.95
PRINCIPAL SHARING SERIES                                       ----------------


CLEAN-UP CALL                                                    $22,866,728.43
                                                               ----------------

ACCUMULATION ---

Controlled Accumulation Amount                           $0.00
                                                         -----
Deficit Controlled Accumulation Amount                   $0.00
                                                         -----

CONTROLLED DEPOSIT AMOUNT                                $0.00
                                                         -----

PRINCIPAL FUNDING ACCOUNT BALANCE                        $0.00
                                                         -----

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER          $0.00
PRINCIPAL SHARING SERIES                                 -----


INVESTOR CHARGE OFFS AND REIMBURSEMENTS--


CLASS A INVESTOR CHARGE OFFS                             $0.00
                                                         -----
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN       $0.00
BY PRINCIPAL PAYMENTS)                                   -----
REDUCTIONS IN CLASS C INVESTED AMOUNT (OTHER             $0.00
THAN BY PRINCIPAL PAYMENTS)                              -----
REDUCTIONS IN CLASS D INVESTED AMOUNT (OTHER             $0.00
THAN BY PRINCIPAL PAYMENTS)                              -----

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                  $0.00
                                                         -----
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS REIMBURSED   $0.00
                                                         -----
PREVIOUS CLASS C INVESTED AMOUNT REDUCTIONS REIMBURSED   $0.00
                                                         -----
PREVIOUS CLASS D INVESTED AMOUNT REDUCTIONS REIMBURSED   $0.00
                                                         -----

              Green Tree Financial Corporation, as Servicer

              By: /s/ Phyllis A. Knight
                 -------------------------------
                 Name: Phyllis A. Knight
                 Title: Sr. Vice President and Treasurer